Exhibit 10.2

JOINDER TO STOCK PURCHASE AGREEMENT

This Joinder to Stock Purchase Agreement (this “Joinder”) is made and entered into as of May 22, 2009 (the “Effective Date”), by and among The Colonial BancGroup, Inc., a Delaware corporation (the “Company”), Taylor, Bean & Whitaker Mortgage Corp., a Florida corporation (“TBW”), and the Purchaser identified on the signature page hereof (the “Joined Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and TBW executed and delivered that certain Stock Purchase Agreement, dated as of March 31, 2009, as amended by that certain First Amendment to Stock Purchase Agreement dated as of April 30, 2009, and as further amended by that certain Second Amendment to Stock Purchase Agreement dated as of the date hereof (as so amended, the “Purchase Agreement”);

WHEREAS, the Purchase Agreement contemplates that additional Purchasers will join and agree to become bound by the Purchase Agreement; and

WHEREAS, the Joined Purchaser now wishes to join and agree to become bound by covenants, terms and conditions of the Purchase Agreement as a Purchaser thereunder.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

Section 12. Definitions. Unless defined herein, all capitalized terms used in this Joinder have the meanings ascribed to such terms in the Purchase Agreement.

Section 13. Joinder of Joinder Purchaser to the Purchase Agreement. The Joined Purchaser hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joined Purchaser shall be deemed to be a party to the Purchase Agreement as a “Purchaser,” effective as of the Effective Date, and shall have all of the obligations of a Purchaser thereunder as if it had executed the Purchase Agreement. Effective as of the Effective Date, the Joined Purchaser hereby ratifies and agrees to be bound as a “Purchaser” by, all of the terms, provisions and conditions contained in the Purchase Agreement and any other agreements executed in connection therewith.

Section 14. Acknowledgement of Joined Purchaser. The Joined Purchaser acknowledges receipt of a copy of the Purchase Agreement. The Joined Purchaser acknowledges that the undersigned has read such Purchase Agreement and understands that by signing this Joinder, the Joined Purchaser shall thereby assume all of the duties and obligations, and make the representations and warranties, of a Purchaser under the Purchase Agreement.

Section 15. Consent of the Company and TBW. Each of the Company and TBW hereby consents to the terms of this Joinder and agrees to take such actions as may be required to affect, consummate, confirm or evidence the provisions of this Joinder.

Section 16. Future References. All future references to the Purchase Agreement shall be deemed to refer to the Purchase Agreement as amended hereby.

Section 17. No Other Changes. Except as expressly amended and modified herein, all terms, covenants and provisions of the Purchase Agreement shall remain unaltered and in full force and effect, and the parties hereto expressly ratify and confirm the Purchase Agreement as modified herein.

Section 18. Entire Agreement. This Joinder constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

Section 19. Counterparts. This Joinder may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Joinder by facsimile or by PDF formatted page sent by electronic mail shall be effective as delivery of a manually executed counterpart of this Joinder.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the Effective Date.

Amount to be Invested: $	JOINED PURCHASER:
# of Shares ($500/Share): Address:

By:
Name:
Title:
Telephone:
Fax:

COMPANY:

THE COLONIAL BANCGROUP, INC.

By:
Name:
Title:

TBW:

TAYLOR, BEAN & WHITAKER MORTGAGE CORP.

By:
Name: Title: